CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Theresa D. Becks, the Chief Executive Officer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  September 8, 2008                By: /s/ Theresa D. Becks
       -----------------                    ------------------------------------
                                            Theresa D. Becks
                                            Chief Executive Officer


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CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
THE SARBANES-OXLEY ACT

I, Greg T. Donovan, the Senior Vice President of Accounting and Finance of The Campbell Multi-Strategy Trust (the Registrant), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  September 8, 2008                By: /s/ Greg T. Donovan
       -----------------                    ------------------------------------
                                            Greg T. Donovan
                                            Chief Financial Officer